UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 10, 2008

CORN PRODUCTS INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-13397	22-3514823

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)
5 Westbrook Corporate Center, Westchester, Illinois 60154-5749
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (708) 551-2600
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a – 12 under the Exchange Act (17 CFR 240.14a – 12)

☐	Pre-commencement communications pursuant to Rule 14d – 2(b) under the Exchange Act (17 CFR 240.14d(b))

☐	Pre-commencement communications pursuant to Rule 13e – 4(c) under the Exchange Act (17 CFR 240.13e – 4(c))

Item 8.01	Other Events.
On November 10, 2008, the Board of Directors of Corn Products International, Inc. (“Corn Products”) withdrew its recommendation in favor of adoption of the previously announced Agreement and Plan of Merger and Reorganization, dated as of June 21, 2008, as amended (the “Merger Agreement”) among Bunge Limited, Bleecker Acquisition Corp and Corn Products, and recommended against adoption of the Merger Agreement. A copy of a press release relating to the withdrawal of the recommendation in favor and the recommendation against adoption of the Merger Agreement is furnished as Exhibit 99.1 hereto.
Where You Can Find Additional Information
This communication is not a substitute for the preliminary joint proxy statement/prospectus or any other documents that Corn Products and Bunge have filed or will file with the SEC in connection with the proposed merger. Investors and securityholders are urged to carefully read the preliminary joint proxy statement/prospectus and any other relevant documents filed or to be filed by Corn Products or Bunge, including the definitive joint proxy statement/prospectus when it becomes available, because they contain or will contain important information. The preliminary joint proxy statement/prospectus is, and other documents filed or to be filed by Corn Products and Bunge with the SEC are or will be, available free of charge at the SEC’s web site (www.sec.gov), from Corn Products by directing a request to Corn Products International, Inc., 5 Westbrook Corporate Center, Westchester, Illinois 60154, Attention: Investor Relations, by accessing Bunge’s website at www.bunge.com under the tab “About Bunge” and then under the heading “Investor Information,” and from Bunge by directing a request to Bunge Limited, 50 Main Street, White Plains, New York 10606, Attention: Investor Relations.
Corn Products, Bunge and their respective directors, executive officers and other employees may be deemed to be participants in a solicitation of proxies from the securityholders of Corn Products or Bunge in connection with the proposed merger. Information about Corn Products’ directors and executive officers is available in Corn Products’ proxy statement, dated April 4, 2008, for its 2008 annual meeting of stockholders and in Corn Products’ most recent filing on Form 10-K. Information about Bunge’s directors and executive officers is available in Bunge’s proxy statement, dated April 16, 2008, for its 2008 annual meeting of shareholders and in Bunge’s most recent filing on Form 10-K. Additional information about the interests of potential participants is included in the preliminary joint proxy statement/prospectus referred to above.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
No.	Description

99.1	Press Release dated November 10, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2008	CORN PRODUCTS INTERNATIONAL, INC.
	By:	/s/ Cheryl K. Beebe
Cheryl K. Beebe
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press Release dated November 10, 2008